                                                        EXHIBIT 10.7



Agreement of lease, made at Boulder, Colorado on July 1, 1993 by and between Randal Bjerke, 3769 Orange Lane, Boulder, Colorado (hereinafter called the "lessor"), and Donnelly Applied Films Corporation (hereinafter called the "lessee")

Witnesseth:

     For and in consideration of the rental herein reserved and of the covenants, conditions, agreements and stipulations of the lessee hereinafter expressed, the lessor hereby leases to lessee and lessee hereby hires from lessor, the following described premises, situated in the city of Boulder, county of Boulder, state of Colorado, and known and described as follows, to wit: 24,000 square feet at 7077 Winchester Circle, Boulder, Colorado 80301 (hereinafter referred to as "premises", as shown on Exhibit A). This lease takes precedence over and supersedes the original lease for 8,000 square feet of warehouse space, which space is included in this new lease, and which original lease was signed March 1, 1992, and extended and modified beginning June 1, 1993.

     To have and to hold the same with all the appurtenances unto the said lessee for a period of sixty (60) months beginning at twelve o'clock noon on July 1st, 1993, or such later date as caused by paragraph 43, and ending at twelve o'clock noon on June 30th, 1998. The lessee may extend this lease for one five year option. It is expressly covenanted and agreed by said lessee that any default in the performance of the covenants of this section of this lease shall constitute a default for which the said lease may be terminated by lessor as in the case of other defaults under the terms hereof.

AND IT IS MUTUALLY COVENANTED AND AGREED:


RENT    1.  Lessee shall pay to lessor, at the address of lessor as herein set forth the following as rental for the leased premises:

(a) $5.27 per square foot per year for 24,000 square feet in the entire building, for a total of $126,000 per year for the first and second year of the lease.

(b) Lessee shall also pay $1.20 per square foot for the total 24,000 square feet for triple net expense reimbursements to the lessor in the first year, for a total of $28,800.

(c)     Total payments of $155,200 in the first year, or 12,933.33 per month.

(d) The total payments of rent, but not triple net expense reimbursements, will be increased by the United States
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                                      2.

Consumer Price Index, Denver area, all items, each year, beginning on the second anniversary of the lease, or July 1, 1995, and such increase will not be less than 3% per year, nor more than 6% per year. Notification of this increase will be given before the July 1st anniversary date of this lease each year, and shall be based on the CPI increase which has occurred during the previous calender year.

(e) Lessee and lessor agree that the first year triple net expenses of real estate property taxes, insurance premiums, and maintenance and management expenses are $1.20 per square foot, or $28,800 as noted in paragraph 1(b) above. Beginning with the first anniversary of this lease, or July 1, 1994, lessee agrees to pay to the lessor concurrently with the monthly rental payment, 1/12 of the estimated amount of real estate property taxes, insurance premiums, and maintenance and management expenses not otherwise paid or reimbursed to the lessor by the lessee. The lessor shall accumulate and retain the same to be used for the payment of the lessee's obligations for taxes, insurance premiums, and maintenance and management fees as they become due. The lessor shall provide lessee with a notification of the amount of said expenses on each anniversary date. If there is any deficiency in the amounts on deposit with the lessor, the lessee shall, within the time provided after such notification, pay such deficiency to lessor, which time shall not in any case exceed thirty (30) days. If there is any overage in the amounts on deposit the lessee shall have the overage refunded to it. The initial monthly payment estimated for taxes, insurance premiums, and maintenance and management fees shall be $2,400 per month. The first payment of such deposit together with the base rent shall be due July 1, 1993.

INSURANCE 2. Liability Insurance. Lessee agrees to at all times during the term of this lease maintain general business liability insurance, such insurance to afford protection to the tenant of not less than $1,000,000 in respect to each person and to the limit of not less than $2,000,000 in respect to property damage, and Lessor will not be liable for personal injury or property damage in or about the demised premises. Not withstanding the above, lessee shall have the option to directly purchase building and property insurance so long as the lessor is provided with the same or better coverage than the existing policy, and so long as lessor is named as the insured for casualty loss on the building.

UTILITIES 3. Lessee shall be solely responsible for and promptly pay all charges for telephone, gas and electricity (Public Service), and water (City of Boulder) to the building. In no event shall Lessor be liable for any interruption or failure in the supply of any such utility to the leased premises not caused by the Lessor.

TRASH AND SNOW REMOVAL  4.  Lessee shall pay monthly 100% of
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                                       3.

their total trash removal expenses. Lessee shall be responsible for snow removal from sidewalks and parking lot.

REPAIRS AND MAINTENANCE 5. Subject to Exhibit B (attached) the Lessee shall be liable for 100% of the actual costs incurred in the operation, maintenance and repair of the demised premises. Lessee will replace lightbulbs. Maintenance resulting from normal wear and tear are the responsibility of the Lessee. The Lessor shall be responsible for the operation, maintenance, and repairs of the building exterior, exterior grounds, and heating and cooling systems. The lessor and lessee shall share equally in repairs of the parking lot and roof after initial repairs are made. The initial repairs to the roof shall be shared equally up to a total expenditure of $3000, and further initial roof repairs shall be the responsibility of the lessor except that the lessee shall pay for upgrades to the repair made necessary by the lessee's use of heavy trucks or forklifts.

USE 6. The Lessee shall not use, or allow upon the said premises, anything which will invalidate any policy of insurance now or hereafter carried on the said building, or which may be dangerous, or which will cause an increase in the rate of fire insurance on said building, and the Lessee agrees to pay on demand any such increase; nor shall the Lessee place any weight upon the second floor which shall exceed fifty (50) pounds per square foot of floor space covered; nor permit any objectionable noise or permit any food cooking odors or other offensive odor to be emitted so as to be perceptible outside the leased premises or to other tenants; nor do or permit anything tending to create a nuisance or to disturb the occupants of a neighboring property, nor do anything tending to injure the reputation of the said property, and said Lessee shall not conduct nor allow upon the premises any business which is contrary to law. Lessee shall not cause any pollution on the premises or discharge any pollution into the grounds or groundwater which is contrary to current law or governmental regulations.

ALTERATIONS ETC. 7. No changes, alterations or improvements in, on or to the demised premises, of any kind or nature whatsoever, whether it be in the building or in additions thereto, shall be done, performed, made or changed without the Lessor's prior written consent, which shall not be unreasonably withheld, and shall be done only upon the following terms and conditions.

(a) The Lessee shall make such request in writing, specifying in detail the alterations, changes or additions desired.

(b) Such request shall be accompanied by a plan, blueprint, or diagram showing such proposed alterations, changes or
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                                       4

additions, and a statement of intended equipment changes and Lessee's intended operations and uses, and a bid or contract signed by a reputable builder or contractor (acceptable to Lessor) undertaking to perform said work as shown in said plan, blueprint or diagram for a specified cost stated therein.

(c) The Lessor shall, within ten (10) days, indicate in writing its approval or disapproval of said request. In the event that the Lessor approves thereof and the specified cost as above stated is less that $5000.00, such approval shall constitute the necessary consent herein provided. If, however, the aforesaid specified cost is in excess of $5000.00, then no consent of the Lessor shall be valid or binding upon it until the Lessee furnishes the Lessor with a bond or bonds in the amount of the aforesaid specified cost. Said bond shall be the bond of a recognized surety company authorized to do business in the state, and shall indemnify the Lessor against any and all claims, losses or damages:

        (i) for injury to persons or property arising, directly or indirectly, from the making of such alterations or additions by the Lessee, its agents, servants, or employees;

        (ii) resulting from the failure of the Lessee, its agents, servants or employees, to fully complete said alterations or additions in accordance with said plan or blueprint, or to fully pay therefor, or to remove or bond or commence active defense against any and all mechanic's liens filed against the demised premises or the building of which the same form a part, for claims for work done or materials furnished, it being understood that the Lessee's failure to remove or bond any such lien within twenty (20) days after notice of filing thereof shall in and of itself constitute an item of damage to the Lessor;

        (iii) for any cause or thing whatever arising, directly or indirectly, from the making of such alterations, changes or additions by the Lessee, its agents, servants or employees.

(d) Lessee shall, within thirty (30) days after completion of the work hereinabove set forth, submit to the Lessor an affidavit stating that all bills for said work have been paid in full by the Lessee and that no liens have been filed or can be filed on the property of which the demised premises are a part because of any work performed in or to the demised premises, together with lien releases from all major material suppliers and all contractors.

IMPROVEMENTS AND FIXTURES 8. All construction additions and improvements, whether temporary or permanent, fixed or movable, made and maintained in or on the said premises, either by the Lessee or the Lessor, shall be the sole property of the Lessor, and shall not be removed or injured by the said Lessee, nor shall the Lessee claim at any time
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                                       5.


compensations therefore. It is understood and agreed that any trade fixtures, furniture, movable partitions, equipment and supplies placed upon the demised premises by the Lessee are to remain the property of the Lessee and may be removed from the demised premises at any time; provided, however, that in no case shall the Lessee have such right of removal if the fixtures are attached in such a manner that their separation from the premises will result in injury to the premises (unless the Lessee restores the premises to its original condition at the Lessee's expense). In each and every such case the fixtures shall become and remain the property of the Lessor and the Lessee shall have no right to remove them.

REPAIRS ETC. 9. Subject to paragraph 5 above, the Lessee shall take good care of and make necessary repairs, structural and otherwise, to the interior of the demised premises and the fixtures and equipment therein, including the maintenance of all plumbing, gas and electrical fixtures and equipment, including wiring, which repairs shall be in quality and class equal to the condition at the commencement of this lease, ordinary wear and tear excepted. Upon the expiration or other termination of this Lease, the Lessee shall remove all property of the Lessee and quit and surrender to the Lessor the demised premises, broom clean, in good order and condition, ordinary wear excepted.

PAINTING AND REDECORATING 10.   All parts of the interior of the leased
premises shall be well maintained in a neat and presentable condition, including decor, at the Lessee's expense at all times during the term of this Lease.

SIGNS 11. Lessee may install and maintain electric or other artistic signs suitable to the business conducted, providing Lessee obtains necessary permit from municipal authorities for the erection and maintenance of said sign and the approval and consent of the Lessor as to design of sign and location of same on building, which approval will not be withheld unreasonably.

SIDEWALKS 12. The Lessee shall neither encumber nor obstruct the sidewalks in front of the said premises nor allow the same to be obstructed or encumbered in any manner.

LIABILITY 13. (a) The lessor shall not be liable for any injury or damage, either to person or property, sustained by the lessee, or the agents, servants or employees of the lessee, due to the building or any part thereof, or to the appurtenances thereto, or caused by or resulting from steam, electricity, gas, water, rain, ice, or snow, or any leak or flow from or into any part of said building, or due to the happening of any accident in or about the said building, or due to any act or neglect of any tenant or occupant of the said building, or of any other person, such liability being expressly waived by the lessee, for all damages or occurrences of any kind not covered or paid by lessor's

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                                      6.
insurance policy.
(b) The lessee shall be liable for any damage to the building or property therein, which may be caused by his act or negligence, or the acts of his agents or employees, and the lessor may at its option repair such damage, and the lessee shall thereupon reimburse the lessor for the total cost of such repair and damage. The lessee hereby indemnifies and agrees to hold harmless the lessor against all claims of third persons for damages arising out of the lessee's use of the premises.
(c) The lessee further agrees that all personal property upon the said premises shall be at the sole risk of the lessee and the lessor shall not be liable for any damage thereto or theft thereof unless the cause of the loss is lessor's negligence.
(d) The lessor warrants that the structure is insured at lessor's expense.

DEFAULT 14. This lease is made on condition that if any one or more of the following events (herein referred to as an "event of default") shall happen:
(a) Lessee shall default in the due and punctual payment of the basic rent or any additional rent payable hereunder, and such default shall continue for ten
(10) days.  Notice of demand for rent due by lessor shall NOT be required.
(b) Lessee shall neglect or fail to perform or observe any of the other covenants herein contained on the lessee's part to be performed or observed, except the payment of rent, and lessee shall fail to remedy the same within twenty (20) days after lessor shall have given to lessee written notice specifying such neglect or failure (or within such period, if any, as may be reasonably required to cure such default if it is of such nature that it cannot be cured within said twenty (20) day period).
(c) This lease or the demised premises or any part thereof shall be taken upon execution or by other process of law directed against lessee, or shall be taken upon or subject to any attachment at the instance of any creditor or claimant against lessee, and said attachment shall not be discharged or disposed of within fifteen (15) days after the levy thereof.
(d) Lessee shall be involved in financial difficulties as evidenced by (1) his admitting in writing his inability to pay debts generally as they become due, or (2) by his filing a petition on bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Act (as now or in the future amended) or an answer or other pleading admitting the material allegations of such a petition or seeking, consenting to or acquiescing in the relief provided for under such act, or (3) by making an assignment of all or a substantial part of his property for the benefit of his creditors, or (4) by his seeking or consenting to or acquiescing in the appointment of a receiver or trustee for all or a substantial part of his property or of the demised premises or of his interest in this lease, or (5) by his being adjudicated bankrupt or insolvent, or (6) by the entry

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                                       7.


of a court order without his consent, which order shall not be vacated, set aside or stayed within thirty (30) days from the date of entry (i) appointing a receiver or trustee for all or a substantial part of his property, or (ii) approving a petition filed against it for the effecting of an arrangement in bankruptcy or for a reorganization pursuant to said Bankruptcy Act or for any other judicial modification or alteration of the rights of creditors. (e) after occupancy lessee shall vacate or abandon the demised premises, which is conclusively presumed to occur if the demised premises are not actively used by lessee for a period of ten (10) consecutive days; then, in any one or more of such events, lessor shall have the right, at his election, then or at any time thereafter, and while such event of default shall continue, either:
(1) To give lessee 15 days written notice of intention to terminate this lease, and on the date specified in such notice, lessee's right to possession of the demised premises shall cease and this lease shall thereupon be terminated;
(2) Upon such written notice of termination, to reenter and take possession of the demised premises or any part thereof and repossess the same as of Lessor's former estate and expel lessee and those claiming through or under lessee, and remove the effects or both or either (forcibly if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenants. Should lessor elect to reenter as provided in this subparagraph (2), or should lessor take possession pursuant to legal proceedings or pursuant to any notice provided by law, lessor may, from time to time, without terminating this lease, relet the demised premises or any part thereof for such term or terms, and at such rental or rentals, and upon such other terms and conditions as lessor may deem advisable, with the right to make alterations and repairs to the demised premises. No such reentry or taking of possession of the demised premises by lessor shall be construed as election on lessor's part to terminate this lease unless a written notice of such intention be given to lessee, or unless the termination thereof be decreed by a court of competent jurisdiction. In the event that lessor does not elect to terminate this lease as permitted in subsection (1) of section 14, but, on the contrary, elects to take possession as provided in subsection (2) of section 14, then such repossession shall not relieve lessee of his liability and obligations under this lease, all of which shall survive such repossession. In the event of such repossession, lessor will use reasonable diligence to relet said premises and lessee shall pay to lessor as liquidated current damages: (a) the basic rent and additional rent and other sums as hereinafter provided, which would be payable hereunder if such repossession had not occurred; Less (b) The net proceeds, if any, of any reletting of the demised premises after deducting all lessor's expenses in connection with such reletting, including, but without limitation to, all repossession costs, marketing costs,

                                      8.

brokerage commissions, legal expenses, attorney fees, and expenses of preparation, alteration, and demolition of such reletting. Lessee shall pay such current damages to lessor on the days on which the basic rent would have been payable hereunder if possession had not been retaken, and lessor shall be entitled to receive the same from lessee on each such day. (3) If this lease is terminated by lessor by reason of any default by lessee, lessor, at its sole election, shall be entitled to recover from the lessee, upon such termination, the present value of the amount of rent reserved in this lease for the balance of the term hereof or, as liquidated damages, a sum equal to three months rent. Payment of said sum, plus any other accrued amounts, shall terminate all obligations hereunder.

INDEMNITY 15. Lessee agrees to pay all cost and expenses, including attorney fees, which may be incurred by or imposed on Lessor either in enforcing this Lease or in any litigation or arbitration or other dispute resolution procedures to which Lessor, by reason of any act of Lessee, may be made a party.
If a dispute arises concerning the meaning, application or enforcement of this Lease which results in the parties engaging in litigation, arbitration or other dispute resolution proceeding, the prevailing party shall be entitled to an award of its costs and expenses, including reasonable fees, to be paid by the non-prevailing party.

WAIVER 16. (a) No waivers of any condition or legal right or remedy, shall be implied by the failure of the Lessor or declare a forfeiture, or for any other reason, and no waiver of any condition or covenant shall be valid unless it be in writing signed by the Lessor, and no waiver by the Lessor in respect to one lessee shall constitute a waiver in favor of any other lessee, nor shall the waiver of a breach of condition be claimed or pleaded to excuse a futuure breach of the same the same condition or covenant or any other condition or covenant. Neither shall Lessor's acceptance of rent during an event of default be construed a waiver of the default. (b) No waivers of any condition or legal right or remedy, shall be implied by the failure of the lessee or declare a forfeiture, or for any other reason, and no waiver of any condition or covenant shall be valid unless it be in writing signed by the lessee. The waiver of a breach of any condition will not be claimed or pleaded to excuse a future breach of the same condition or covenant or any other condition or covenant.

PREMISES UNTENANTABLE 17. If the demised premises shall be partially damaged by fire or other cause without default or neglect of the Lessee, Lessee's servants, employees, agents, visitors, or licencees, the damages shall be repaired by and at the expenses of the Lessor, and the rent until such repair shall be made, shall be apportioned according to the part of the demised premises which is usable by Lessee.

                                       9.


Due allowance shall be made for reasonable delay on account of labor troubles, material shortages or any other cause beyond Lessor's control, but if the demised premises are tendered wholly untenantable by fire or other cause, and Lessor shall decide not to rebuild the same, or if the building shall be so damaged that Lessor shall decide to demolish it or rebuild it, then or in any such event, the Lessor may, within ninety days after such fire or other cause, give Lessee a notice in writing of such decision, which notice may be delivered to Lessee personally or sent by registered mail addressed to Lessee at the building of which demised premises are a part, and thereupon the term of this Lease shall expire by lapse of time upon the third day after such notice is given, and Lessee shall vacate the demised premises and surrender the same to the Lessor.

EMINENT DOMAIN 18. If the whole or any part of the demised premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, then, in the event, the term of the Lease, at the option of either the Lessor or the Lessee, shall cease and terminate. Any award for the land and buildings of which the demised premises are part are hereby assigned to and shall belong to the Lessor. Any award for Lessee's trade fixtures and tenant improvements installed by the Lessee at his expenses in the demised premises, and any seperate award for moving or relocation expense shall belong to the Lessee. The current rental shall in such case be apportioned as of the date of acquisition by condemnation.

SUBORDINATION 19. This Lease is subject and subordinate in all mortgages which may now effect the real property of which demised premises form a part, and to all renewals, modifications, consolidations and extensions thereof. In confirmation of such subordination, the Lessee shall execute promptly any certificates for and on behalf of the Lessee.

ASSIGNMENT, ETC. 20. The Lessee shall not assign or encumber this Agreement and shall not sublet, use or permit the demised premises or any part thereof to be used by others, Without the prior written approval of the lessor, which approval shall not be unreasonably withheld.

        (a) No assignee or subtenant shall be allowed that would create a nuisance. (Noise, odor, fire, attractive nuisances, etc.)

ACCESS TO PREMISES 21. The Lessor shall have access to the premises with 3 days notice for the purpose of examining the same or to make any alterations or repairs to the building that the Lessor may deem necessary, and also during the last six months of the term of this Lease for the purpose of exhibiting said premises and putting up the usual notice "To Rent", which notice shall not be removed, obliterated or hidden by Lessee. Lessee shall provide Lessor with working emergency keys to premises upon request.

                                      10.

ADJACENT EXCAVATION - SHORING 22. In the event that an excavation shall be made for building or other purposes upon land adjacent to the demised premises, or shall be contemplated to be made, Lessee shall afford to the person or persons causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person or person shall deem to be necessary to preserve the wall or walls, structure or structures of the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claims for damages or indemnity against Lessor, diminution or abatement of rent.

PUBLIC INTERFERENCE 23. If the Lessor shall be required by any lawful authority to alter, remove, reconstruct or improve any part of the said building, compliance with such lawful authority shall not in any way affect the obligation or covenants of the Lessee and the Lessee hereby expressly waives any and all claims for damages or for abatement of rent.

LAWS, ORDERS 24. The Lessee shall comply with all laws, orders and regulations of federal, state, county and municipal authorities, and with any direction of any public officer and officers, pursuant to law, which shall impose any duty upon Lessor or Lessee with respect to the demised premises, or the use or occupation thereof.

INTERPRETATION 25. The words "Lessee" and Lessor" shall include their executors, administrators and assigns, and the necessary grammatical changes required to make the provisions hereof apply to corporations, individuals, men or women, partnerships or other associations may be made.

RULES 26. The Lessor reserves the right to adopt and promulgate from time to time reasonable rules and regulations and to amend or supplement same, applicable to the occupancy of their building, of which the demised premises form a part. Notice of such rules and regulations and amendments and supplements thereof, if any, shall be given to the Lessee, and Lessee shall comply with such rules and regulations. Any existing regulations shall be attached to the Lease.

RIDER 27. Any rider attached hereto and duly executed by the Lessor and Lessee shall be deemed incorporated herein and made part hereof. In the event that any provision contained in said rider is inconsistent with the printed provisions of this Lease, the provision contained in said rider shall supersede said printed provision of the Lease.

ENTIRE AGREEMENT 28. It is understood and agreed by the parties hereto that this Lease shall constitute the only agreement between them relative to the demised premises and that no oral statements or prior written matter extrinsic to this instrument shall have any force or effect. The

                                      11.


Lessee agrees that he has signed this Lease fully aware of the condition of the premises and all other matters relative thereto and is not relying on any representations or agreements other than those contained in this Lease. This Agreement shall not be modified except by writing, subscribed by both parties. The taking possession of the demised premises by the Lessee shall be conclusive evidence, as against the Lessee that said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was taken.

QUIET ENJOYMENT 29. The Lessor covenants and agrees with the Lessee that upon the Lessee paying said rent, and performing all the covenants and conditions aforesaid on the Lessee's part to be observed and performed, the Lessee shall and may peaceably and quietly have, hold and enjoy the premises hereby demised, for the term aforesaid, subject, however, to the terms of the Lease and/or mortgages hereinbefore mentioned.

BILLS AND NOTICES 30. Except as otherwise in this Lease provided, a bill, statement, notice or communication which the Lessor may desire or be required to give to the Lessee, including any notice of expiration, shall be sufficiently given or rendered only if in writing, delivered to the Lessee or its office at the address hereinbefore set forth, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to the Lessee, or mailed, or left at the premises, as herein provided. Any notice by the Lessee to the Lessor must be addressed to the Lessor at the address hereinbefore set forth. Lessee or Lessee's agent shall provide Lessor forthwith with a signed receipt for each said written notice delivered.

MARGINAL NOTES 31. The marginal notices are inserted only as a matter of convenience and for reference and in no way define, limit, or describe the scope or intent of this Lease nor in any way affect this Lease.

BINDING EFFECT 32. The conditions, covenants and agreements in the aforesaid Lease contained, to be kept and performed by the parties hereto shall be binding upon and inure to the benefit of said respective parties, their legal representatives, successors and assigns. The term "lessor" as used in this lease means only the owner for the time being of the land and building (or the owner of a lease of the building) of which the demised premises form a part, so that in the event of any sale or sales of the said land, building or of said Lease, or in the event of a lease of said building, the said Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of Lessor hereunder and it shall be deemed and construed without further agreement between the parties or their successors-in-interest, or between the parties and the purchaser, at any such sale, or the said Lessee of the building, that the purchaser or Lessee of the building has assumed and agreed to carry out any and all covenants and obligations of lessor hereunder.

CONDITION OF PREMISES 33. Subject to Exhibit B (attached), Lessee has examined the interior of the demised premises, knows condition thereof and agrees to take same in "as is" condition.

SECURITY DEPOSIT 34. Lessee will deposit with lessor $12,933.33 as security for the faithful performance and observance by lessee of the terms, provisions and conditions of this lease, and said security shall be retained by the lessor for up to 60 days beyond the term of this lease or extensions thereof. it is agreed that in the event lessee defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent lessor may use, apply or retain the whole or any part of the security so deposited to the extent required for payment of any rent or any sum as to which lessee is in default or for any sum which lessor may expend or may be required to expend by reason of lessee's lease or lessee's default in respect of any of the terms, covenants and conditions of this lease, including, but not limited to, and damages or deficiency arising out of the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other reentry by lessor. If lessee fails to vacate the premises following termination of the lease in accordance with the terms hereof and lessor retains a lawyer to assist lessor in evicting lessee, all legal fees incurred by lessor and any court costs shall be treated as liquidated damages and may be paid out of the security without lessor being required to obtain a judgement for such fees and costs. If the costs agreed to be paid by lessee pursuant to the terms of this agreement exceed the security deposit, lessee agrees to pay such excess within three days after receiving written notice of its amount. If lessee shall fully and faithfully comply with all of the terms, provisions, covenants, and conditions of this lease, the remaining security shall be returned, without interest, to lessee after the date fixed as the end of the lease and within a reasonable time after delivery of entire possession of the demised premises to lessor. In the event of a sale of the land and building or a lease of the building, of which the demised premises form a part, lessor shall have the duty to transfer the security to the vendee or lessee, and lessor shall thereupon be released by lessee from all liability for the return of such security and lessee agrees to look to the new lessor solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment of the security to a new lessor. Lessee further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither lessor nor its successors or assigns shall be bound by any such

                                      13.

assignment, encumbrance, attempted assignment or attempted encumbrance.

HOLDING OVER 35. If Lessee holds over after the expiration of this Lease or extension thereof without the written consent of Lessor, Lessee shall be considered to be a month-to-month tenant and shall pay a monthly rental of 120 percent of the monthly rent due herein for the last month of the lease term. All other terms and conditions of the Lease shall remain in full force and effect.

TIME  36.  Time is of the essence of this Lease.

LATE FEES 37. In the event Lessee shall be more than ten days late in the payment of any base rent and triple net expense reimbursements due hereunder, then Lessor may, at its option, require in addition to the rent due a late fee equal to the amount of five (5%) percent of the said rent for each such occurrence. With regard to all other amounts billed by Lessor to Lessee hereunder, payment in full of the same is due from Lessee to lessor hereunder, not later than thirty (30) days from the date of billing. In the event that any such payment is not received by Lessor within thirty (30) days of the date of billing or in the event that Lessee shall be more than thirty (30) days late in the payment of any other sums due hereunder, the Lessor may, at its sole option, require payment of an amount equal to an additional five (5%) percent of any such unpaid amounts for each such occurrence.

JANITORIAL SERVICES 38. Lessee shall, at his expense provide necessary cleaning and paper supplies and maintain all window and door glass, the men's and women's bathrooms and the interior of the remainder of the leased premises in a neat, clean, serviceable and unobstructed condition at all times during the term of this Lease. In the event the aforesaid maintenance and cleaning is not reasonably maintained by the Lessee, the Lessor reserves the right to insist upon and compel the Lessee to hire at Lessee's expense professional janitorial services acceptable to Lessor in order to satisfactorily provide the required maintenance, cleaning and supplies.

NUISANCES 39. In the event the entry halls, sidewalks, or parking lot become, in the judgement of the Lessor, an attractive nuisance due to the patronage of the Lessee's business, then Lessor may insist upon and compel Lessee at Lessee's expense to use a security guard or other system to remove and discourage such attractive nuisance. Lessee shall be responsible for keeping all common areas such as hallways, parking lot and sidewalks free from snow and debris at all times.

RENEWAL 40. Four (4) months prior to the end of this Lease, Lessee will notify Lessor in writing of its intention to renew or terminate this Lease. Lessee may elect to renew this lease for one five year period if there has been no default during the initial five year term. The renewal will be upon the same terms and provisions as this initial lease agreement, except that the rental rate shall be at the then market rate for comparable buildings in the Boulder area.

FIRST RIGHT OF REFUSAL 41. Lessor will notify lessee at such time as he decides to sell the building. Lessee shall have first right of refusal to purchase the building on the same terms as another prospective purchaser, if the lessor decides to sell the building. When the lessee is notified of the terms of the proposed purchase, lessee shall have ten (10) days to inform lessor in writing of his intention to match these terms and purchase the building. If lessor does not receive notice from lessee within ten days this first right of refusal shall expire.

CONTINGENCY 42. This agreement is contingent upon, and will not take effect, until the existing tenant, Allegro Rug Weaving, vacates this building so that Donnelly Applied Films may lease the space.

                                      15.


        In witness whereof, the parties hereto have set their hands to duplicates hereof, and hereby acknowledge receipt of a copy hereof.



LESSOR:
RANDAL BJERKE                           By:  Randal Bjerke
                                            ---------------------------


                                        Date:  6-23-93
                                              -------------------------


LESSEE:
Donnelly APPLIED FILMS INC.
CECIL VANALSBURG, PRESIDENT             By:  Cecil VanAlsburg
                                            ---------------------------

                                        Date:  23 June 1993
                                              -------------------------